UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  December 14, 2005

ATA Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

000-21642	35-1617970
(Commission File Number)	(IRS Employer Identification No.)

7337 West Washington Street
Indianapolis, Indiana	46231
(Address of Principal Executive Offices)	(Zip Code)

(317) 247-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Contract.

In connection with the approval received from the Bankruptcy Court as described below under Item 7.01, the Reorganizing Debtors entered into an Eighth Amendment (the “Amendment”) to the Secured Debtor-in-Possession Credit and Security Agreement entered into with Southwest Airlines on December 22, 2004 (the “Southwest Credit Agreement”).  As a result of this Amendment, the Reorganizing Debtors obtained the additional time and flexibility necessary to proceed with their reorganization plan without creating a default under the Southwest Credit Agreement.

A copy of the Amendment is attached as Exhibit 10.1 to this report and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

Item 7.01               Regulation FD Disclosure.

On December 14, 2005, the United States Bankruptcy Court for the Southern District of Indiana (the “Bankruptcy Court”) approved the adequacy of the Disclosure Statement with respect to First Amended Joint Chapter 11 Plan for Reorganization (the “Disclosure Statement”) filed by ATA Holdings Corp. (“Holdings”) and four of its subsidiaries, including ATA Airlines, Inc. (collectively, the “Reorganizing Debtors”).   The approval permits the Reorganizing Debtors to forward the Disclosure Statement and First Amended Joint Chapter 11 Plan for Reorganization (the “Plan”) for solicitation of votes on confirmation.  A copy of a press release announcing the approval of the Disclosure Statement and a copy of the Disclosure Statement, including exhibits, as filed with the Bankruptcy Court, are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference and constitute a part of this report.

The Disclosure Statement contains certain projections (the “Projections”) of financial performance for fiscal years 2006 through 2008.  The Reorganizing Debtors do not, as a matter of course, publish their business plans, budgets or strategies, or make external projections or forecasts of their anticipated financial position or results of operations.  Holdings has filed the Disclosure Statement as an exhibit hereto because such Disclosure Statement has been filed with the Bankruptcy Court in connection with the Reorganizing Debtors’ reorganization proceedings.  The Projections have been included in the Disclosure Statement for information purposes in order to assist stakeholders in connection with their decisions in connection with the Plan.  The Disclosure Statement and the information contained therein is in a format prescribed by the Bankruptcy Code and should not be used for any purpose other than in connection with the Plan.  Accordingly, the Disclosure Statement contains information that may be different from that required in Holding’s reports filed pursuant to the Exchange Act and such information might not be indicative of the financial condition or operating results that would be reflected in financial statements or reports filed pursuant to the Exchange Act.  In addition, independent accountants have not examined, compiled or applied agreed upon procedures to the Projections and, therefore, the Projections may be subject to future reconciliation and adjustments.

Holdings urges stakeholders to refer to the assumptions, limitations and qualifications included in the Disclosure Statement with respect to the Projections, including without limitation those set forth under the captions “Considerations and Risk Factors – Risks Related to the

Reorganizing Debtors’ Business,” “Feasibility of the Plan and Best Interests Test,” “Exhibit 2 – Pro Forma Financial Projections,” “Exhibit 3 — Liquidation Analysis,” “Exhibit 4 — Valuation of Reorganized Companies.”  There can be no assurance that the assumptions made in preparing the Projections will prove accurate, and actual results may be materially different than those contained in the Projections.  All information contained in the Disclosure Statement is subject to change, whether as a result of amendments to the Plan, actions of third parties or otherwise.

Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the Disclosure Statement.  Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan.  The Plan will become effective only if it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

The information included in this report is being “furnished” to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

Information contained within this report and the exhibits hereto include forward-looking information which can be identified by forward-looking terminology such “believes,” “expects,” “may,” “will,” “should,” “anticipates,” or the negative thereof, or other variations in comparable terminology.  Such forward-looking information is based upon management’s current knowledge of factors affecting the Reorganizing Debtors’ business.  The differences between expected outcomes and actual results can be material, depending upon the circumstances.  Where the Reorganizing Debtors express an expectation or belief as to future results in any forward-looking information, such expectation or belief is expressed in good faith and is believed to have a reasonable basis.  The Reorganizing Debtors can provide no assurance that the statement of expectation or belief will result or will be achieved or accomplished.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different.  Such factors include, but are not limited to, the following:  (i) the ability to develop and execute a revised business plan for profitable operations, including restructuring flight schedules, maintaining the support of employees, resizing the fleet of aircraft and outsourcing of certain activities;  (ii) the ability to obtain additional capital of up to $30.0 million to continue as a going concern through emergence from Chapter 11 and new capital as part of the Plan; (iii) the ability to achieve projected profitability from the codeshare agreement with Southwest; (iv) risks associated with third parties seeking and obtaining Bankruptcy Court approval to terminate or shorten the exclusivity period, to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert one or more of the cases to a Chapter 7 case; (v) the ability to attract and retain employees; (vi) the ability to obtain and maintain normal terms with vendors and service providers; (vii) the ability to maintain contracts that are critical to its operations; (viii) the potential adverse effects of the Chapter 11 reorganization on liquidity or results of operations; (ix) the ability to attract and retain customers; (x) demand for transportation in markets in which Holdings operates; (xi) economic conditions; (xii) the effects of any hostilities or act of war; (xiii) salary costs; (xiv) aviation fuel costs; (xv) competitive pressures on pricing (particularly from low-cost competitors); (xvi) weather conditions; (xvii) government legislation and regulation; and

(xviii) other risks and uncertainties listed from time to time in reports Holdings periodically files with the Securities and Exchange Commission.  The Reorganizing Debtors’ are under no obligation to update, and will not undertake to update, its forward-looking statements to reflect future events or changes in circumstances.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

10.1	Eighth Amendment to Credit Agreement dated as of December 12, 2005 between ATA Airlines, Inc., ATA Holdings Corp, certain subsidiaries of ATA Holdings Corp. and Southwest Airlines Co.

99.1	Press Release dated December 14, 2005

99.2	Disclosure Statement with respect to First Amended Joint Chapter 11 Plan for Reorganizing Debtors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2005

ATA HOLDINGS CORP.

By:	/s/ Brian T. Hunt
Name:	Brian T. Hunt,
Title:	Vice President and General Counsel